SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2008
Health Fitness Corporation
(Exact name of Registrant as Specified in its Charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

0-25064	41-1580506
(Commission File Number)	(IRS Employer
Identification No.)
1650 West 82nd Street, Suite 1100
Minneapolis, Minnesota 55431
(Address of Principal Executive Offices and Zip Code)
(952) 831-6830
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Effective on February 11, 2008, the Board of Directors of Health Fitness Corporation (the “Company”) has approved amendments to Sections 5.02, 5.04, 5.05 and 5.08 of the Company’s Restated Bylaws (the “Restated Bylaws”). The amendments allow for the issuance and transfer of uncertificated shares and thereby enable the Company to comply with direct registration program rules. A direct registration program allows for book-entry ownership of stock or other securities. Shares are owned, recorded and transferred electronically without issuance of physical stock certificates, which enables investors and broker-dealers to effect transactions without the risks and delays associated with transferring physical certificates. Because the Restated Bylaws previously provided that each shareholder was entitled to a physical stock certificate, the Company’s Board of Directors determined that, in order to confirm compliance with direct registration program rules, it was appropriate to amend the Restated Bylaws to provide the Company the authority to issue uncertificated shares and set forth the procedure by which shareholders may transfer uncertificated shares.
Consequently, Section 5.02 of the Restated Bylaws has been amended to provide that shares of the Company may be certificated, uncertificated or a combination thereof. Section 5.04 of the Restated Bylaws has been amended to add the ability of the Company to issue uncertificated shares, in addition to certificated shares, in the event of the replacement of lost, destroyed, mislaid or stolen certificates. Section 5.05 of the Restated Bylaws has been amended to provide that transfer of shares shall occur upon authorization of the registered holder of the shares and, in the case of uncertificated shares, compliance with such procedures as the Company or its transfer agent may require. The Restated Bylaws continue to provide that transfer of certificated shares shall only occur upon surrender of the certificate duly endorsed. Section 5.08 of the Restated Bylaws has been amended to add that option agreements among shareholders involving uncertificated shares shall be referenced in the stock records of the Company and its transfer agent.
The above summary is qualified in its entirety by reference to the full text of the Amendment of the Restated Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K. The full text of the Amendment to the Restated Bylaws is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit
No.	Description

3.1	Amendment of the Restated Bylaws of Health Fitness Corporation.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 13, 2008

HEALTH FITNESS CORPORATION
By:	/s/ Wesley W. Winnekins
Wesley W. Winnekins
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

3.1	Amendment of the Restated Bylaws of Health Fitness Corporation.